PROPERTY OWNED	12 Months Ended
Apr. 30, 2015
PROPERTY OWNED [Abstract]
PROPERTY OWNED

NOTE 4 • PROPERTY OWNED

Property, consisting principally of real estate, is stated at cost less accumulated depreciation and totaled $1.4 billion and $1.3 billion as of April 30, 2015, and 2014, respectively.

Construction period interest of approximately $4.9 million, $2.9 million, and $742,000 has been capitalized for the years ended April 30, 2015, 2014, and 2013, respectively.

The future minimum lease receipts to be received under non-cancellable leases for commercial properties, including those held for sale, as of April 30, 2015, assuming that no options to renew or buy out the lease are exercised, are as follows:

Year Ended April 30,	(in thousands)
2016	$112,320
2017	99,963
2018	84,455
2019	70,049
2020	52,576
Thereafter	130,313

$549,676

See Real Estate Investments within Note 2 for information about impairment losses recorded during fiscal years 2015 and 2014.